EXHIBIT 32.10

          Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of Spectrum Organic Products, Inc. (the "Company") for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neil G. Blomquist, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report presents fairly, in all material respects, the financial condition and results of operations of the Company.



                                             /s/  Neil G. Blomquist
                                             ----------------------------------
                                                  Neil G. Blomquist
                                                  Chief Executive Officer
                                                  March 4, 2005




A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.